Exhibit 10.4

                               SECOND AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

         This Second Amendment to Securities Purchase Agreement (this "AMENDMENT") is made and entered into as of the 28th day of February, 2005 by and among Amen Properties, Inc. (the "COMPANY") and the purchasers named on the signature pages attached hereto (the "PURCHASERS"), with reference to the following facts:

         A. The Company and the Purchasers entered into that certain Securities Purchase Agreement dated as of January 18, 2005, as amended by that certain First Amendment to Securities Purchase Agreement dated as of January 28, 2005 (collectively, the "PURCHASE AGREEMENT"). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Purchase Agreement.

         B. Three of the Purchasers, Eric Oliver, Jon M. Morgan and Bruce Edgington (collectively, the "INSIDE PURCHASERS"), are officers and/or directors of the Company.

         C. The parties have been advised by the Nasdaq Stock Market ("NASDAQ") that under recent interpretations of the Nasdaq Marketplace Rules (the "NASDAQ RULES"), the Inside Purchasers cannot acquire shares of Common Stock upon conversion of the Series C Preferred or exercise of the Warrants without the prior approval of the stockholders of the Company, and the Company and the Purchasers have agreed to amend the Purchase Agreement as provided herein in order to satisfy such Nasdaq Rules. Such stockholder approval is in addition to the approval under other Nasdaq Rules provided in Section 5.10 of the Purchase Agreement.

         D. Nasdaq has also advised the parties that under Nasdaq Rules, the voting rights of the Series C Preferred cannot be based upon the below market conversion price currently set forth in the Certificate of Designation.

         E. Pursuant to the Purchase Agreement, the Closing Date is set at February 28, 2005. The parties acknowledge that there are delays in preparation for Closing, and have determined and agreed that the Closing Date should be extended as provided herein.

         F. The  parties  have also  agreed to make a  clarifying  amendment  to
Section 2.2 of the Purchase Agreement as provided herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements set forth in the Purchase Agreement and this Amendment, the parties hereto agree as follows:

1. ADDITION OF SECTION 5.11 TO THE PURCHASE AGREEMENT. The Purchase Agreement is hereby amended by adding Section 5.11 as follows:

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

                "SECTION 5.11 - ADDITIONAL STOCKHOLDER APPROVAL.

                                    (a) In addition to the stockholder  approval
                           required under Section 5.10, the parties further acknowledge that the rules of the Nasdaq Stock Market require the approval of the stockholders of the Company with respect to the issuance of shares of Common Stock to any Purchasers who are officers, directors, employees or consultants of the Company (the "INSIDE PURCHASERS") upon the conversion or exercise of the Purchased Securities. Accordingly, each of the Inside Purchasers hereby agrees not to convert or exercise any of the Purchased Securities acquired by such Inside Purchaser unless and until such issuance is approved by the stockholders of the Company in accordance with the rules of the Nasdaq Stock Market. The Company agrees to solicit such stockholder approval in connection with its next stockholders meeting. Each of the Purchasers hereby agrees to vote any and all securities of the Company owned by such Purchaser and entitled to vote on the issue in favor of the issuance of Common Stock to the Inside Purchasers upon conversion or exercise of the Purchased Securities. The Inside Purchasers acknowledge and agree that if such stockholder approval is not obtained, they will not be entitled to acquire any of the Conversion Shares or any of the Warrant Shares which will adversely effect the value of the Securities they are purchasing under hereunder. All of the Purchasers acknowledge and agree that the Series C Preferred Stock will not be entitled to vote in connection with the foregoing stockholder approval.

                                    (b) In the event stockholder  approval under
                           this Section 5.11 is not obtained at the Company's next stockholders meeting, the Company and the Inside Purchasers agree that they will exchange the Series C Preferred and Warrants purchased hereunder by the Inside Purchasers for a new series of preferred stock (the "NEW PREFERRED") and new common stock purchase warrants (the "NEW WARRANTS"), the terms of which will be identical to the Series C Preferred and the Warrants except that the conversion ratio for the New Preferred will be based upon a price per share of $4.25 instead of $4.00 under the Series C Preferred and the exercise price per share of the New Warrants will be $4.25 instead of $4.00 for the Warrants. The parties acknowledge and agree that $4.25 per share is in excess of the last bid price per share for the Common Stock on the Nasdaq Stock Market the last business day before the Purchase Agreement was first signed. The Inside Purchasers shall not receive any benefit in such exchange which is not also received by the other Purchasers pursuant to the terms of this Agreement and the terms of the Securities. Without limiting the generality of the preceding sentence, the Inside Purchasers acknowledge and agree that if the Stockholder Approval under Section 5.10 is not obtained, the New Preferred and New Warrants will be subject to and restricted by the Common Stock Cap in the same manner as the Series C Preferred and the Warrants."

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

         2. AMENDMENT OF SECTION 2.2 OF THE PURCHASE AGREEMENT. Section 2.2 of the Purchase Agreement is hereby amended by deleting the words "Effective as of" at the beginning of the last sentence and replacing them with "On or before."

         3. REVISION OF CERTIFICATE OF DESIGNATION.

                  (i) Section 4(a) of the Certificate of Designation is hereby deleted in its entirety and replaced by the following:

                           (a) Each  holder  of  outstanding  shares of Series C
                  Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which all of the shares of Series C Preferred Stock held by such holder would be convertible if the Conversion Price were $4.25 per share of Common Stock (subject to the Conversion Cap described in Section 6(1) hereof and as adjusted from time to time pursuant to Sections 6(e), (f), (g) and (h) hereof) at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. The foregoing calculation of voting rights shall not have any effect on the Conversion Rights set forth in Section 6 hereof. Except as provided by law, by the express provisions hereof, or by the provisions establishing any other series of Preferred Stock, holders of Series C Preferred Stock and of any outstanding other series of Preferred Stock shall vote together with the holders of Common Stock as a single class.

                  (ii) Section 6(d)(ii) of the Certificate of Designation is hereby amended to insert the "(A)" before the word "unless" instead of after such word, and to insert the word "if," immediately after the "(B)".

         4. EXTENSION OF CLOSING DATE. The Purchase Agreement is hereby amended to change the Closing Date from February 28, 2005 to the following: "March 31, 2005 or such earlier time as the Company has received all documents and other items necessary for Closing and all conditions to Closing have been satisfied or at such other time as the parties mutually agree."

         5. RATIFICATION OF PURCHASE AGREEMENT, AS AMENDED. Except as expressly modified herein, the Purchase Agreement shall remain unchanged and, as amended hereby, in full force and effect. The parties hereto hereby acknowledge, ratify and confirm the Purchase Agreement, as amended hereby, and agree to perform their obligations thereunder.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts so long as each party hereto executes at least one such counterpart, and all such counterparts shall be taken together as one document. Faxed signatures shall be considered and deemed original signatures for all purposes.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                          THE COMPANY:

                                          AMEN PROPERTIES, INC.


                                          By:   /s/ Jon M. Morgan
                                             --------------------------------
                                                    Jon M. Morgan, President

                                          THE PURCHASERS:


                                         /s/ Jon M. Morgan
                                         -------------------------------------
                                          Jon M. Morgan

                                         /s/ Eric Oliver
                                         -------------------------------------
                                          Eric Oliver

                                          MORIAH INVESTMENT PARTNERS


                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                          McGRAW BROTHER INVESTMENTS


                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                         /s/ Frosty Gilliam
                                         -------------------------------------
                                          Frosty Gilliam

                                         /s/ John Norwood
                                         -------------------------------------
                                          John Norwood

                                         /s/ John Bergman
                                         -------------------------------------
                                          John Bergman

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

                                          LCM PARTNERSHIP, LP


                                          By:
                                             --------------------------------
                                                   its general partner


                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                          JMA CHEDDARS, LTD.

                                          By:
                                             --------------------------------
                                                   its general partner


                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                          /s/  Bruce Edgington
                                         ------------------------------------
                                          Bruce Edgington

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